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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: May 19, 2006

                             SILLC HOLDINGS, LLC


                             By: /s/ Peter F. Reilly
                                 ---------------------------------
                                 Name: Peter F. Reilly
                                 Title: Vice President, Chief Financial Officer,
                                         Treasurer and Secretary

                             STRATEGIC INDUSTRIES, LLC


                             By: /s/ Peter F. Reilly
                                 ---------------------------------
                                 Name: Peter F. Reilly
                                 Title: Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

                             CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

                             By:    CVC Partners, LLC
                             Title: General Partner, Citigroup Venture Capital
                                    Equity Partners, L.P.

                             By: /s/ Thomas F. McWilliams
                                 ---------------------------------
                                 Name: Thomas F. McWilliams
                                 Title: Managing Partner

                             CVC PARTNERS, LLC

                             By: /s/ Thomas F. McWilliams
                                 ---------------------------------
                                 Name: Thomas F. McWilliams
                                 Title: Managing Partner

                             CITIGROUP VENTURE CAPITAL GP HOLDINGS LTD.

                             By: /s/ Anthony P. Mirra
                                 ---------------------------------
                                 Name: Anthony P. Mirra
                                 Title: Vice President

                             COURT SQUARE CAPITAL LIMITED

                             By: /s/ Anthony P. Mirra
                                 ---------------------------------
                                 Name: Anthony P. Mirra
                                 Title: Vice President

                             CITICORP BANKING CORPORATION

                             By: /s/ William H. Wolf
                                 ---------------------------------
                                 Name: William H. Wolf
                                 Title: Senior Vice President

                             CITIGROUP INC.

                             By: /s/ Ali L. Karshan
                                 ---------------------------------
                                 Name: Ali L. Karshan
                                 Title: Assistant Secretary